Components of net periodic postretirement benefit cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension and Other Postretirement Benefits Disclosure [Line Items]
Amortization of prior service credit	$ (200)	$ (961)	$ (1,046)
Other Postretirement Benefit Plans Defined Benefit [Member]
Pension and Other Postretirement Benefits Disclosure [Line Items]
Defined Benefit Plan Service Cost	2,190	2,016	1,727
Defined Benefit Plan Interest Cost	7,801	8,543	6,434
Amortization of prior service credit	(200)	(961)	(1,046)
Recognized Net Actuarial Loss	2,162	1,068	(1,175)
Defined Benefit Plan Amortization Of Net Gains Losses	11,953	10,666	5,940
Temporary Deviation Loss	0	437	86
Termination benefit cost	0	0	671
Total net periodic pension cost	$ 11,953	$ 11,103	$ 6,697